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                                                                   Exhibit 99.2

                        AMENDMENT TO EMPLOYMENT AGREEMENT

         AMENDMENT, made this 7th day of June 1996, to EMPLOYMENT AGREEMENT (the "Original Employment Agreement") made as of the 15th day of April 1996 by and between The Caldor Corporation, a Delaware corporation and debtor-in-possession under chapter 11 of the Federal Bankruptcy Code, with principal offices at 20 Glover Avenue, Norwalk, Connecticut 06856 (hereinafter referred to as the "Company"), and Warren D. Feldberg, with a permanent residence located at 75 Buttrick's Hill Road, Concord, Massachusetts (hereinafter referred to as the "Employee").

                                   WITNESSETH

         1. Section 10 of the Original Employment Agreement is hereby modified in its entirety to read as follows:

                           "10. Severance Letter of Credit. In order to secure all obligations of the Company to the Employee hereunder arising or remaining unpaid upon termination of the Employee's employment, the Company shall, at all times during the L/C Period (as hereinafter defined), cause to be maintained in effect for the benefit of the Employee, a letter of credit in a face amount of not less than $3,900,000, having a term when issued of at least six months from the date of issue and issued or confirmed by a bank reasonably satisfactory to the Employee, substantially in the form of Exhibit I hereto. If any letter of credit furnished pursuant to this Section 10 is scheduled to expire prior to the end of the L/C Period, the Company shall, not later than 75 days prior to the scheduled expiration date, cause the term of the existing letter of credit to be extended for at least six months (or until the end of the L/C Period, if earlier) or furnish to the Employee a replacement or substitute letter of credit in the same amount and having the same term. Should the Company fail to extend the existing letter of credit or to furnish such a replacement or substitute letter of credit at least 75 days prior to such scheduled expiration date, the Employee shall be entitled to draw the full amount of the letter of credit provided that the proceeds of such drawing shall be segregated by the Employee and held by him, unencumbered, solely for the purpose of satisfying future obligations of the Company hereunder arising or remaining unpaid upon termination of the Employee's employment, with any balance (including earnings thereon) remaining upon satisfaction in full of such obligations to be returned promptly to the Company. As used herein, the "L/C Period" shall be the period beginning on the Approval Date and ending on the earlier of (a) 55 days following expiration of the initial 3-year term of this Agreement, and (b) 10 days following delivery to the Employee and the issuer of the letter of credit (which delivery shall be no earlier than



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         the end of the second full fiscal month following the Plan Effective
         Date or, if the second full fiscal month is the month of December, the third full fiscal month) of a certificate of the Chief Financial Officer of the Company, accompanied by an "AgreedUpon Procedures Report" of the regular certified public accountants of the Company confirming the accuracy of that certificate, to the effect that the Average Days Payable (defined as the accounts payable of the Company divided by its cost of goods sold) for the most recent full fiscal month equals or exceeds the Average Days Payable for the last three (3) full fiscal months immediately prior to the Plan Effective Date; provided that if such last three (3) fiscal months include the fiscal month of December, such month shall be deleted from the determination of the Average Days Payable and the fiscal month preceding such three
         (3) month period shall be substituted in lieu thereof."

         2. Sections 11b-c of the Original Employment Agreement are hereby deleted in their entirety and replaced by the following Sections 11b-d:

                           "b. If the Company notifies the Employee that it elects not to continue his employment pursuant to Paragraph 2 hereof (whether at the end of the initial three-year term or any renewal term), then the Employee shall be entitled to receive, within 30 days after the date of expiration of the then-current term, any Specified Obligations and a severance payment, payable in a single lump sum, equal to twelve (12) multiplied by the sum of (i) 1/12 of his annual base salary in effect at the time of such expiration in accordance with the provisions of Paragraph 4 hereof plus (ii) 1/12 of 100% of his Target Bonus Opportunity for the fiscal year of the Company in which such expiration occurs (the sum of (i) plus (ii), as measured as of the time of the applicable expiration or termination under this Agreement, being hereinafter referred to as the "Monthly Severance Amount"). In the event of such termination, the Employee shall also be entitled to a continuation of the health and insurance benefits in which he is participating at the time of such termination upon the same terms and conditions (including continued payment by the Company of its share of the cost thereof) for a period of twelve (12) months following the date of such termination, it being the intention of the Company that COBRA benefits will begin only after the expiration of such twelve (12) month period.

                           "c. If (i) the Company terminates the employment of the Employee during the term of this Agreement other than for "cause" (as defined in Paragraph 11a hereof) or (ii) if the Employee terminates his employment during the term of this Agreement because the Company, after having received written notice from the Employee specifying that a Good Reason for Resignation (as defined in Paragraph 11d below) exists, has failed to cure the specified situation within 30 days after receipt of such notice, then the Employee shall be entitled to receive any Specified Obligations, as well as a severance payment equal to (A) the Monthly Severance Amount as of the date of such termination, multiplied by (B) the greater of (I) the number of full calendar months remaining in the Employee's then-current term of employment and (II) twelve (12); provided that if the Employee terminates his employment by virtue of

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         a Good Reason for Resignation specified in clause (iii) of the definition thereof, the severance payment shall be reduced by one-half. The period from the date of termination to the expiration of the number of months equal to the greater of (B)(I) or (B)(II) is hereinafter referred to as the "Remaining Term". In the event of such termination, the Employee shall also be entitled to a continuation of the health and insurance benefits in which he is participating at the time of such termination upon the same terms and conditions (including continued payment by the Company of its share of the cost thereof) for the Remaining Term, it being the intention of the Company that COBRA benefits will begin only after the expiration of the Remaining Term. The Specified Obligations shall not be subject to reduction for any compensation received from other employment. The severance payments shall not be subject to such reduction except as and to the extent provided in the next paragraph.

                           "If the Remaining Term is 18 months or less, the severance payment described above and all of the Specified Obligations shall be paid in a lump sum within 30 days after the date of termination. If the Remaining Term is greater than 18 months, the amount of such severance payment in excess of the Deferred Payment (as defined in Paragraph 11d below) and all of the Specified Obligations shall be paid in a lump sum within 30 days after the date of termination, and the Deferred Payment (net of any reduction for other employment compensation and subject to delivery of an extension letter of credit, all as provided below) shall be paid within six months after the date of termination. The Deferred Payment shall be reduced by the amount of any compensation earned by the Employee from employment during the six months following the date of termination (including any such compensation the payment of which is subject to determination based upon performance results or which is deferred other than pursuant to retirement or similar benefit programs generally applicable to similarly situated employees of the Employee's new employer). The Employee agrees to notify the Company promptly upon obtaining other employment during such period and to make available to the Company such records as the Company may reasonably request to verify the amount of his compensation therefrom. Nothing herein shall obligate the Employee to seek other employment within the six months following the date of termination, nor shall anything herein be deemed to modify the restrictions of Paragraph 12. If a portion of the severance payment is to be deferred as herein provided, the Company shall, within 30 days after the date of termination of the Employee's employment, deliver to the Employee an amendment to or substitute for the letter of credit referred to in Paragraph 10 in an amount equal to the Deferred Payment, having a term expiring 240 days following the date of termination and otherwise substantially in the form of Exhibit I hereto with the omission of condition (ii) thereof; provided that if such an amended or substitute letter of credit is not so delivered, the entire severance payment will be paid in a lump sum within such 30 day period and no portion thereof will be deferred; provided further that if the letter of credit referred to in Paragraph 10 shall have expired prior to termination of the Employee's employment, the foregoing provisions of this sentence shall not require it to be revived or a new letter of credit to be issued.

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                           "d. As used in this Agreement, a "Good Reason for
         Resignation" shall mean that (i) the Company shall have breached its obligations under any of Paragraphs 3(a), 3(b), 4, 5, 6, 7, 10 or 24 of this Agreement which breaches, in the case of financial obligations, shall exceed $10,000 in the aggregate at any time outstanding, (ii) any other breach of this Agreement by the Company which is material and adverse to the Employee shall have occurred, or (iii) (A) the Company shall have failed for any reason to maintain and to continue in effect the directors and officers insurance ("D&O Insurance") coverage contemplated by Paragraph 24 of this Agreement, regardless of whether such coverage continues to be available on commercially reasonable terms, or (B) a transaction or other event shall occur during the term or policy period of any such D&O Insurance, the result of which is that events or circumstances thereafter occurring or arising would not, in whole or in part, be insured under such D&O Insurance, unless in the case of either clause (iii)(A) or (iii)(B), such coverage or gap in coverage shall have been promptly replaced (which replacement may, at the option of the Company and if reasonably acceptable to the Employee, take the form of another instrument or undertaking providing adequate liquidity and assurance of payment). As used in this Agreement, the "Deferred Payment" shall mean an amount equal to the Monthly Severance Amount multiplied by the lesser of (I) the number of full calendar months in the Remaining Term in excess of 18, and (II) 6."

         3. Section 13b(ii)(C) of the Original Employment Agreement is hereby modified in its entirety to read as follows:

         " (C) the headquarters of the Company is moved to a new location which is both more than 60 miles from its current location and farther from the Employee's principal residence in the Fairfield County, Connecticut region than is the current location, or"

         4. Section 13d of the Original Employment Agreement is hereby modified in its entirety to read as follows:

                           "d. If the Employee's employment with the Company is terminated under subparagraph b, the Employee (i) shall be entitled to any Specified Obligations accrued as of the Termination Date and, in addition thereto, (ii) shall be paid a severance payment, in cash, in an amount equal to the excess of 2.99 times (or 1.50 times, in the case of a termination under subparagraph b(iv)) the Employee's "base amount" over the "present value" of any other "parachute payments" with respect to the Company which the Employee has received or to which he may be entitled, whether under this Agreement or otherwise (unless such other payment is waived in writing by the Employee within 20 days after the Termination Date). Such severance payment is referred to as the "Termination Compensation." For purposes of this Agreement, the terms "base amount," "present value," and "parachute payments" shall have the meanings as set forth in Section 280G of the Code, except that "parachute payments" shall be determined without regard to whether or not they equal or exceed

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         three times the Employee's "base amount." The amount of the Termination
         Compensation shall be determined, at the Company's expense, by its regular certified public accountant immediately prior to the Notice of Termination (the "Accountant"), whose determination shall be conclusive and binding on the parties. The amount of the Termination Compensation in excess of an amount equal to the Deferred Payment (as defined in Paragraph 11d) and all of the Specified Obligations shall be paid in a lump sum within 30 days after the Termination Date, and an amount equal to the Deferred Payment (net of any reduction for other employment compensation and subject to delivery of an extension letter of credit, all as provided below) shall be paid within six months after the Termination Date. The Deferred Payment shall be reduced by the amount of any compensation earned by the Employee from employment during the six months following the Termination Date (including any such compensation the payment of which is subject to determination based upon performance results or which is deferred other than pursuant to retirement or similar benefit programs generally applicable to similarly situated employees of the Employee's new employer). The Employee agrees to notify the Company promptly upon obtaining other employment during such period and to make available to the Company such records as the Company may reasonably request to verify the amount of his compensation therefrom. Nothing herein shall obligate the Employee to seek other employment within the six months following the Termination Date, nor shall anything herein be deemed to modify the restrictions of Paragraph 12. The Company shall, within 30 days after the Termination Date, deliver to the Employee an amendment to or substitute for the letter of credit referred to in Paragraph 10 in an amount equal to the Deferred Payment, having a term expiring 240 days following the Termination Date and otherwise substantially in the form of Exhibit I hereto with the omission of condition (ii) thereof; provided that if such an amended or substitute letter of credit is not so delivered, the entire Termination Compensation will be paid in a lump sum within such 30 day period and no portion thereof will be deferred; provided further that if the letter of credit referred to in Paragraph 10 shall have expired prior to termination of the Employee's employment, the foregoing provisions of this sentence shall not require it to be revived or a new letter of credit to be issued. Upon final payment of the Termination Compensation and all accrued compensation, this Agreement shall terminate (except for the Employee's obligations pursuant to Paragraph 12 hereof and the Company's agreements pursuant to Paragraphs 5b, 13e, 13f, 13h and 14c) and be of no further force or effect."

         5. Section 13h of the Original Employment Agreement is hereby modified in its entirety to read as follows:

                  "h. The Employee shall not be required to mitigate the payment of the Termination Compensation by seeking other employment. To the extent that the Employee shall, during (in accordance with Paragraph 3(c) hereof) or after the Term, receive compensation from any other employment, the payment of Termination Compensation shall be adjusted only as and to the extent provided in Paragraph 13d."

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         6. The final sentence of Paragraph 27 of the Original Employment
Agreement, reading "Should this Agreement not be approved by the Bankruptcy Court on or before May 31, 1996 it shall be void and of no further force or effect." is hereby deleted.

         7. Exhibit I to the Original Employment Agreement is hereby deleted in its entirety and Exhibit I to this Amendment is hereby substituted therefor.

         8. Except as specifically modified by this Amendment, the Original Employment Agreement shall continue in full force and effect in accordance with its terms, subject to the provisions of Section 27 thereof.

                  IN WITNESS WHEREOF, the parties hereto set their hands as of the date set forth above.

THE CALDOR CORPORATION

By:       /s/ Dennis M. Lee                          /s/ Warren D. Feldberg
         -------------------------                  ----------------------------
         Dennis M. Lee                              Warren D. Feldberg
         Senior Vice President -
           Human Resources

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                       [SUBJECT TO REVIEW BY CHEMICAL BANK
                          LETTER OF CREDIT DEPARTMENT]

                                                                       EXHIBIT I

IRREVOCABLE LETTER OF CREDIT No. ______________

Date: ___________, 1996

BENEFICIARY:
Mr. Warren Feldberg ("Beneficiary")
75 Buttrick's Hill Road
Concord Massachusetts

Dear Sir:

         We hereby establish our Irrevocable Letter of Credit Number T-__________ in your favor at the request and for the account of The Caldor Corporation ("Caldor") for an aggregate amount not to exceed USD $3,900,000.

         Funds under this Letter of Credit are available to you upon presentation of your draft(s) at sight, drawn on Chemical Bank, stating on their face "Drawn Under Chemical Bank Letter of Credit Number T-_________" accompanied by your written statement purportedly signed by you (with your signature authenticated by your bank) reading:

         "The amount of this drawing USD $_______ under Chemical Bank Letter of Credit Number T-________ represents funds due me by Caldor as [insert either A or B]:

                  [A] 'Beneficiary's employment under the employment agreement dated as of April 15, 1996 between Caldor and Beneficiary (as amended by Amendment dated June __, 1996, the "Employment Agreement") has terminated; the amount of this drawing is due and unpaid from Caldor to Beneficiary pursuant to the Employment Agreement; and Beneficiary subsequent to termination of his employment with the Company has made a written demand pursuant to Paragraph 17 of the Employment Agreement for payment of at least the full amount being drawn and such demand to the extent of the amount being drawn has remained unsatisfied for a period of at least 45 days from the date of such demand.'

                  [B] 'Caldor has failed to renew (whether pursuant to the automatic extension provision set forth below or otherwise) or

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                  replace the Letter of Credit at least seventy-five (75) days prior to the current expiration date of the Letter of Credit or any extended expiration date; the Chief Financial Officer of Caldor has not delivered or has withdrawn the termination notice that is referred to in the Letter of Credit; Beneficiary continues to be entitled to the benefits of the Letter of Credit under the terms of the Employment Agreement; and the proceeds of such drawing shall be held and applied by Beneficiary in accordance with the terms of the Employment Agreement'".

         It is a condition of this Irrevocable Letter of Credit that it shall be automatically extended for an additional period of ____________ (___) days, unless at least One Hundred (100) days prior to its present expiration date we send you notice in writing by registered mail, or hand delivery at the above address, that we elect not to renew this Letter of Credit for such additional period; however in no event shall this Letter of Credit be extended beyond the final expiry date of November 18, 1997. Any such notice shall be effective when sent by us.

         This Letter of Credit shall expire on June __, 1997, the expiration date, or the automatically extended expiration date of November 18, 1997 as provided herein.

         Notwithstanding the above, this Letter of Credit shall automatically terminate prior to its expiration date on a date which is ten (10) days after, and shall be immediately unavailable for a drawing under a certificate in the form of alternative "B" above upon, receipted delivery to us of (1) a certificate purportedly signed by Caldor's Chief Financial Officer reading:

         "(i) The date of delivery of this Certificate is no earlier than the end of the second full fiscal month (or, if the second full fiscal month is the month of December, the third full fiscal month) following the date on which a plan of reorganization for Caldor under Chapter 11 of the Federal Bankruptcy Code became effective in accordance with its terms (the "Plan Effective Date"), (ii) the Average Days Payable (defined as the accounts payable of The Caldor Corporation divided by its cost of goods sold) for the most recent full fiscal month equals or exceeds the Average Days Payable for the last three (3) full fiscal months immediately prior to the Plan Effective Date (if such last three
         (3) fiscal months included the fiscal month of December, such month has been deleted from the determination of the average days payable and the fiscal month preceding such three (3) month period has been substituted in lieu thereof) and (iii) a copy of this Certificate has been delivered to Mr. Warren Feldberg."

and (2) an "Agreed-Upon Procedures Report" purportedly issued by the regular certified public accountants of Caldor substantially in the form of Exhibit __ hereto.

Notwithstanding the foregoing provisions of this paragraph, this Letter of Credit shall not automatically terminate, and shall once more become available for drawing, upon delivery to

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us prior to the end of the ten (10) day period of a certificate purportedly signed by Caldor's Chief Financial Officer reading:

         "The termination certificate delivered by me and dated ___________, 19__ is hereby withdrawn."

         This Letter of Credit is not transferable in whole or in part, except to your estate or personal representative upon your death.

         This Letter of Credit sets forth in full the terms of our undertaking and such undertaking shall not in any way be modified, amended or amplified by reference to any documents, instrument or agreement referred to herein or to which this Letter of Credit relates, and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement.

         We hereby agree with you that all drafts drawn under and in accordance with the terms and conditions of this Letter of Credit will be duly honored by us. All documents presented to us in connection with any demand for payment hereunder, as well as all other communications to us with respect to this Letter of Credit, shall be in writing and addressed and presented to us at 55 Water Street, 17th Floor, Room 1708, New York, New York 10041 Attention; Standby Letter of Credit Department, and shall make specific reference to this Letter of Credit Number T-_________.

         We hereby issue this documentary credit in your favor. It is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision) International Chamber of Commerce Publication No. 500 (the "UCP").

                                         CHEMICAL BANK

                                         By:____________________________
                                            Its Duly Authorized Officer




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